EXHIBIT 21


                    LIST OF REGISTRANT'S ACTIVE SUBSIDIARIES


NAME                           STATE OF INCORPORATION          OWNERSHIP
----                           ----------------------          ---------

FPP Distribution, Inc.                  Ohio                   100%